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                                                                    Exhibit 10.2

                           RESTRICTED STOCK AGREEMENT

     RESTRICTED STOCK AGREEMENT by and between NEWS COMMUNICATIONS, INC., a Nevada corporation ("NCI"), and STEVEN FARBMAN ("Farbman"), dated as of July 28,
                     ---                         -------
1999.

     WHEREAS, pursuant to an Employment Agreement dated the date hereof (the "Employment Agreement"), Farbman has agreed to become President and Chief
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Executive
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Officer of NCI and, in connection therewith, is receiving an award of 250,000 shares of NCI's Common Stock (as defined below); and

     WHEREAS, the parties hereto believe that it is in the best interests of NCI and Farbman to provide for certain rights and obligations of NCI and Farbman with respect to the Shares (as defined below) under certain circumstances.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

     Section 1.  Definitions.  For the purposes of this Agreement, the following
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terms shall have the following respective meanings, and terms used but not otherwise defined herein shall have the meaning set forth in the Employment
Agreement:

     1.1.  "Act" shall mean the Securities Act of 1933, as amended, and the
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rules and regulations thereunder.

     1.2.  "Common Stock" shall mean NCI's Common Stock, par value $.01 per
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share.

     1.3.  "Non-Vested Shares" shall mean all the Shares that are not Vested
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Shares.  Non-Vested Shares shall include any additional shares of Common Stock received as a dividend to the extent paid on the Non-Vested Shares. Such additional Non-Vested Shares shall vest at the same time and upon the same events as the Non-Vested Shares to which such dividends correspond.

     1.4.  "Permitted Transferees" shall mean Farbman's spouse, children
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(natural or adopted), stepchildren, grandchildren or descendants or a trust for the benefit of, or entity or foundation owned by, Farbman and/or any one or more of them.

     1.5.  "Register," "Registered" and "Registration" refer to a registration
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effected by preparing and filing a registration statement in compliance with the
Act, and the declaration or ordering of the effectiveness of such registration statement.

     1.6.  "Registration Expenses" means all expenses that NCI incurs in
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complying with Section 8, including, without limitation, all Registration and filing fees, printing expenses, fees

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and disbursements of counsel for NCI, Blue Sky fees and expenses, and the expenses of any special audits incident to or required by any such Registration.

     1.7.  "Selling Expenses" means (i) all underwriting discounts and selling
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commissions applicable to the sale of securities Registered and sold pursuant to
Section 8, (ii) any additional costs and disbursements of counsel for NCI that result from inclusion of the Shares in the Registration, and (iii) the expenses of qualifying the securities covered by the Registration in a jurisdiction to the extent that the jurisdiction requires such qualification expenses to be borne by the selling security holders.

     1.8.  "Shares" shall mean the shares of Common Stock awarded to Farbman on
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the date hereof and any additional shares of Common Stock received as a dividend or bonus on, or otherwise on account of, the Shares.

     1.9.  "Termination Event" shall mean the termination of Farbman as an
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executive of NCI, whether by reason of retirement, discharge or any other reason, voluntary or involuntary other than by NCI without Cause or by Farbman for Good Reason or upon death or Disability.

     1.10.  "Vested Shares" shall mean fifty percent (50%) of the Shares on the
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first anniversary of the date hereof and fifty percent (50%) of the Shares on the second anniversary of the date hereof, so long as Farbman remains an employee of NCI on such dates; provided, however, that all of the Shares issued
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to Farbman shall vest upon the occurrence of any one of the following events if
Farbman is an employee of NCI on the day prior to the date of such event: (i) a Change of Control; (ii) the sale of substantially all of NCI's assets to another entity; (iii) a dissolution of NCI; or (iv) the termination of Farbman's employment by NCI without Cause or by Farbman for Good Reason or by reason of Farbman's death or Disability. Vested Shares shall include any additional shares of Common Stock received as a dividend on, or otherwise on account of, Vested Shares; provided further that notwithstanding anything in this Agreement to the contrary, the term Vested Shares shall include any additional shares of Common Stock received as a bonus and any additional shares of Common Stock received as a dividend to the extent paid on the Vested Shares.

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     Section 2.  Award of Shares.
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     2.1.  Award.  On the date hereof, NCI hereby awards to Farbman 250,000
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Shares.

     2.2.  Unregistered Shares.  In connection with the award of the Shares
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contemplated by Section 2.1 above, Farbman hereby represents and warrants to NCI that Farbman understands that the Shares are not registered under the Act or any applicable state securities or "blue sky" laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and under any applicable state securities or "blue sky" laws (or exemptions from the registration requirements thereof).

     Section 3.  Termination Event.  Upon a Termination Event, the Non-Vested
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Shares shall be forfeited by Farbman and the certificate or certificates representing such Non-Vested Shares shall be canceled by NCI.

     Section 4.  Restrictions on Transfer of Shares.  Farbman may not sell,
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assign, transfer, pledge, hypothecate, give away or in any other manner dispose of or encumber, whether voluntarily or by operation of law, any Non-Vested Shares, other than as set forth in Sections 4(a) and (b) below. None of the Vested Shares now owned or hereafter acquired shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, except in compliance with the Stockholders' Agreement dated as of July 28, 1999 by and among NCI, Farbman and certain other stockholders of the Company (the "Stockholders' Agreement"), all foreign, federal and state securities laws
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(including, without limitation, the Act), and such disposition is in accordance with the terms and conditions of this Section 4. Until the Vested Shares shall have been Registered under the Act, in connection with any transfer of Vested Shares, NCI may require an opinion of counsel to the transferor, satisfactory to NCI, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Act). Any attempted disposition of Vested Shares not in accordance with the terms and conditions of this Section 4 shall be null and void, and NCI shall not reflect on its records any change in record ownership of any Vested Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any

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such disposition. Subject to the foregoing general provisions, Non-Vested Shares may be transferred pursuant to the following specific terms and conditions:

          (a) Transfers to Permitted Transferees.  Farbman may sell, assign,
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transfer or give away the right to acquire any or all of the Non-Vested Shares to Permitted Transferees; provided, however, that such Permitted Transferee(s) shall, as a condition to any such transfer, agree to be subject to the provisions of this Agreement (including, without limitation, the provisions of Sections 3 and 4) and shall have delivered a written acknowledgment to that effect to NCI.

          (b) Transfers Upon Death.  Upon the death of Farbman, the Non-Vested
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Shares held by Farbman may be transferred and distributed by will or other instrument taking effect at his death or by the laws of descent and distribution to Farbman's estate, executors, administrators and personal representatives, and then to Farbman's heirs, legatees or distributees whether or not such heirs, legatees or distributees are Permitted Transferees; provided, however, that any such transferees shall be subject to the provisions of Sections 3 and 4.

     Section 5.  Legend.  Until the Shares shall have been registered under the
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Act or otherwise transferred in accordance with Rule 144 under the Act, any certificate(s) representing the Shares shall carry on their face the following legends:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and transfer restrictions) contained in that certain Restricted Stock Agreement dated July 28, 1999 between News Communications, Inc. and Steve Farbman and that certain Stockholders Agreement dated July 28, 1999 between News Communications, Inc., Steve Farbman and certain other parties thereto (copies of which are available for examination at the offices of News Communications, Inc.)."

               "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or the

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          securities laws of any state.  The shares may not be sold or transferred in the absence of such registration or an exemption from registration."

     Section 6.  Share Certificates.  Certificates issued in respect of Shares
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shall be registered in the name of Farbman or his Permitted Transferees and shall be deposited by Farbman or such Permitted Transferees, together with a stock power endorsed in blank, with NCI. When the Non-Vested Shares vest and are no longer subject to forfeiture as set forth herein, NCI shall deliver such certificates to Farbman. Such stock certificates shall carry such appropriate legends, and such written instructions shall be given to NCI's transfer agent, as may be deemed necessary or advisable by counsel to NCI in order to comply with (i) the requirements of the Act, any state securities laws or any other applicable laws and (ii) the Stockholders' Agreement.

     Section 7.  Withholding Taxes.  Farbman acknowledges and agrees that NCI
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has the right to deduct from payments of any kind otherwise due to Farbman, or from the Shares held pursuant to Section 6 hereof, or to otherwise collect, any federal, state or local taxes of any kind required by law to be withheld with respect to the transfer of the Shares to Farbman. Notwithstanding the foregoing, NCI agrees that if Farbman elects, in accordance with section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in 1999, NCI will pay Farbman an amount equal to 45% of the fair market value of such Shares as of the date hereof; provided, however, that in the event Farbman's employment is terminated by NCI for Cause or by Farbman without Good Reason before all of the Shares become Vested Shares, Farbman shall promptly pay to NCI the amount of Farbman's taxes paid by NCI as a result of the Section 83(b) election.

     Section 8.  Registration Rights.
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     8.1  Agreement to Register.  On or before the earlier to occur of the first
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anniversary of this Agreement or the termination of Farbman's employment by NCI without Cause or by Farbman for Good Reason or upon a Change of Control, NCI shall prepare and file a registration statement on Form S-8 or such other appropriate Form under the Act and, if effectiveness is not automatic, use its best efforts to cause such registration statement to become effective as

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promptly as practicable.  Thereafter, NCI shall maintain the effectiveness of the registration statement until all of the Shares may be sold without restriction under the Act.

     8.2  Piggyback Registration Rights.  (a)  Notwithstanding Section 8.1, if
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prior to the first anniversary of this Agreement, NCI determines to Register any of its securities either for its own account or the account of a stockholder or stockholders exercising Registration rights, other than a Registration relating solely to employee benefit plans, or a Registration relating solely to a transaction pursuant to Rule 145 promulgated under the Act or a Registration on any Registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a Registration statement covering the sale of the Shares, NCI shall promptly give to Farbman notice thereof and, subject to any registration rights which are superior to Farbman's, include in such Registration (and any related qualification under blue sky laws), and in any underwriting involved therein, the number of Shares specified in a written request made by Farbman within ten
(10) days after receipt of such written notice from NCI.

          (b) If the Registration of which NCI gives notice is for a Registered public offering involving an underwriting, Farbman's rights to Registration shall be conditioned upon (i) Farbman's participation in such underwriting and
(ii) the inclusion of Farbman's Shares in the underwriting pursuant to an underwriting agreement in customary form with the underwriter or underwriters selected by NCI; provided, however, that in the event of any reduction in the securities to be included in the Registration, the securities that may be included in the Registration and underwriting shall be allocated (1) first, to NCI, and (2) second, among Farbman and the other security holders distributing their securities through such underwriting, in proportion (as nearly as practicable) to the number of shares owned by each such party unless such other security holders have rights superior to Farbman hereunder.

     8.3  Expenses of Company Registrations.  NCI shall bear all Registration
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Expenses incurred in connection with any Registration, qualification or compliance pursuant to this Section 8 (exclusive of Selling Expenses).

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     8.4  Registration Procedures.  In the case of each Registration,
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qualification or compliance effected by NCI pursuant hereto, NCI shall keep
Farbman advised in writing as to the initiation of each Registration, qualification and compliance and as to the completion thereof. At its expense, NCI shall:

          (a) Keep such Registration, qualification or compliance effective for a period of one hundred twenty (120) days or until Farbman has completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) Furnish such number of prospectuses and other documents incident thereto as Farbman from time to time may reasonably request;

          (c) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

          (d) Use its best efforts to Register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Farbman reasonably requests; provided, however, that NCI shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Farbman shall also enter into and perform its obligations under such an agreement;

          (f) Notify Farbman at any time (i) when a prospectus relating to the Shares is required to be delivered under the Act, and (ii) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or

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necessary to make the statements therein not misleading in the light of the circumstances then existing;

     8.4  Indemnification.  In connection with any Registration, NCI and Farbman
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shall enter into a customary indemnification and contribution agreement with respect to the offer and sale of the Shares.

     Section 9.  Miscellaneous Provisions.
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     9.1  Termination.  All provisions of this Agreement shall remain in effect
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until all of the Shares shall have become Vested Shares.  Notwithstanding the foregoing, the provisions of Section 8 shall remain in effect following termination of this Agreement.

     9.2  Equitable Relief.  The parties hereto agree and declare that legal
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remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

     9.3  Change and Modifications.  This Agreement may not be orally changed,
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modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by NCI and Farbman.

     9.4  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of New York (without giving effect to principals of conflicts of laws).

     9.5  Headings.  The headings are intended only for convenience in finding
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the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

     9.6  Saving Clause.  If any provision(s) of this Agreement shall be
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determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

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     9.7  Notices.  Any notice or other communications required or permitted
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hereunder shall be in writing and shall be deemed effective (i) upon personal delivery, if delivered by hand and followed by notice by mail or facsimile transmission, (ii) three (3) days after the date of deposit in the mails, if mailed by certified or registered mail (return receipt requested), or (iii) on the next business day, if mailed by an overnight mail service to the parties or sent by facsimile transmission. Notices to NCI or Farbman shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

     9.8  Benefit and Binding Effect.  This Agreement shall be binding upon and
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shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The NCI has the right to assign this Agreement, and such assignee shall become entitled to all the rights of NCI hereunder to the extent of such assignment.

     IN WITNESS WHEREOF, NCI and Farbman have executed this Agreement as of the date first above written.

                              NEWS COMMUNICATIONS, INC.



                              By:      /s/ Wilbur L. Ross., Jr.
                                   ----------------------------
                              Name:    Wilbur L. Ross, Jr.
                              Title:   Chief Executive Officer



                              /s/ Steven Farbman
                              ------------------
                              Steven Farbman

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